Exhibit 99.1

BROCADE CONTACTS
Public Relations Katie Bromley Tel: 408-333-0429 kbromley@brocade.com	Investor Relations Michael Iburg Tel: 408-333-0233 miburg@brocade.com
Brocade Reports Fourth Quarter and Fiscal Year 2014 Earnings
Strong Profitability Driven by Focused Execution
SAN JOSE, Calif., November 24, 2014 — Brocade® (NASDAQ: BRCD) today reported financial results for its fourth quarter and full fiscal year 2014 ending November 1, 2014. Brocade reported fourth quarter revenue of $564 million, representing an increase of 1% year-over-year and an increase of 3% quarter-over-quarter. Revenue for fiscal year 2014 was $2,211 million, down 1% year-over-year due to the divestiture and repositioning of certain product lines. The resulting GAAP diluted earnings-per-share (EPS) was $0.19 for Q4 and $0.53 for fiscal year 2014, up 36% and 18% year-over-year, respectively. Non-GAAP diluted EPS was $0.24 for Q4, unchanged year-over-year, and $0.90 for fiscal year 2014, up 12% from fiscal year 2013.
“We delivered another strong quarter, highlighted by above-market growth of 9% in IP Networking product revenue and 2% SAN product revenue growth, on continuing products,” said Lloyd Carney, CEO of Brocade. “Our focus is on helping customers migrate to the New IP, accelerating data center innovation, building on our software networking leadership, and delivering a world-class customer experience.”

Key Financial Metrics:

	Q4 2014		Q3 2014		Q4 2013		Q4 2014 vs. Q3 2014	Q4 2014 vs. Q4 2013
Revenue	$564	M	$545	M	$559	M	3%	1%
GAAP EPS—diluted	$0.19		$0.20		$0.14		(5%)	36%
Non-GAAP EPS—diluted	$0.24		$0.23		$0.24		2%	(1%)
GAAP gross margin	66.8%		66.3%		64.9%		0.5 pts	1.9 pts
Non-GAAP gross margin	67.7%		67.2%		67.2%		0.5 pts	0.5 pts
GAAP operating margin	22.4%		21.6%		15.0%		0.8 pts	7.4 pts
Non-GAAP operating margin	26.8%		25.7%		26.6%		1.1 pts	0.2 pts
Cash provided by operations	$158	M	$106	M	$170	M	49%	(7%)
Share repurchases	$33	M	$112	M	$53	M	(71%)	(38%)
Please see important note of explanation on non-GAAP financial measures below, including a detailed reconciliation between GAAP and non-GAAP information in the tables included herein.
Highlights:

•
Q4 2014 SAN product revenue was $325 million, flat year-over-year and quarter-over-quarter. The SAN year-over-year product revenue performance reflects improvement in director and switch product sales offset by lower server product sales. Fiscal year 2014 SAN product revenue was $1,327 million, up 1% year-over-year. Excluding the divestiture of the HBA business, Q4 and fiscal year 2014 SAN product revenue were both up 2% year-over-year.

•
Q4 2014 IP Networking product revenue was $152 million, up 5% year-over-year and 15% quarter-over-quarter. The year-over-year increase was primarily driven by stronger switch and router sales into the U.S. Federal government and router sales into the service provider market. Fiscal year 2014 IP Networking product revenue was $525 million, down 5% year-over-year. Adjusting for the discontinuation of the wireless and network adapter products, and the repositioning of the Brocade ADX® product line, Q4 and fiscal year 2014 IP Networking product revenue grew 9% and 1%, respectively.

•
In fiscal year 2014, Brocade’s full-year GAAP gross margins and operating margins were 66.3% and 17.5%, respectively. Non-GAAP gross margins and operating margins reached 67.3% and 25.9%, respectively. Full-year operating cash flow was $542 million, a 20% increase over fiscal year 2013. During fiscal year 2014, the Company repurchased $335 million of stock, or 38 million shares, and paid $30 million in dividends. This return of capital to shareholders represents 66% of adjusted free cash flow for the year.

•
During Q4, Brocade acquired the network visibility and analytics technology assets from privately-held Vistapointe in an all cash transaction. The Vistapointe technologies are software-based, carrier-grade network visibility and analytics solutions for mobile operators. This acquisition expands Brocade’s capabilities in the strategic area of software networking and enables the Company to address the emerging opportunities and requirements of mobile service provider customers.

Board Declares Dividend
The Brocade Board of Directors has declared a quarterly cash dividend of $0.035 per share of the Company’s common stock. The dividend payment will be made on January 2, 2015, to shareholders of record at the close of market on December 10, 2014.

Brocade management will host a conference call today at 2:30 p.m. PT (5:30 p.m. ET) to discuss Q4 and fiscal year 2014 results, as well as a Q1 2015 outlook. To access the webcast please go to www.brcd.com/events.cfm. A replay of the conference call and the prepared comments and slides will be available at www.brcd.com.
Other Q4 2014 product, customer, and partner announcements are available at http://newsroom.brocade.com/.
Brocade (www.brocade.com)
130 Holger Way, San Jose, CA 95134
T. 408.333.8000 F. 408.333.8101

Financial Highlights and Additional Financial Information

	Q4 2014	Q3 2014	Q4 2013
Routes to market as a % of total net revenues:
OEM revenues	63%	67%	65%
Channel/Direct revenues	37%	33%	35%
10% or greater customer revenues	44%	48%	46%
Geographic split as a % of total net revenues (1):
Domestic revenues	61%	56%	62%
International revenues	39%	44%	38%
Segment split as a % of total net revenues:
SAN product revenues	58%	60%	58%
IP Networking product revenues	27%	24%	26%
Global Services revenues	15%	16%	16%
SAN business revenues (2)	67%	70%	68%
IP Networking business revenues (2)	33%	30%	32%
IP Networking business revenues by use category (3):
Data Center (4)	58%	55%	53%
Enterprise Campus	34%	39%	38%
Carrier Network (MAN/WAN)	8%	6%	9%

Additional information:	Q4 2014		Q3 2014		Q4 2013
GAAP net income	$83	M	$87	M	$64	M
Non-GAAP net income	$104	M	$102	M	$109	M
GAAP operating income	$127	M	$118	M	$84	M
Non-GAAP operating income	$151	M	$140	M	$148	M
Adjusted EBITDA (5)	$172	M	$165	M	$149	M
Effective GAAP tax provision rate	29.1%		23.4%		14.2%
Effective Non-GAAP tax provision rate	26.6%		21.9%		21.6%
Cash and cash equivalents	$1,255	M	$1,149	M	$987	M
Deferred revenues	$312	M	$299	M	$303	M
Capital expenditures	$14	M	$14	M	$10	M
Total debt, net of discount	$597	M	$597	M	$599	M
Cash, net of senior debt and capitalized leases	$653	M	$547	M	$382	M
Days sales outstanding	36 days		32 days		41 days
Employees at end of period	4,161		4,103		4,169
SAN port shipments	1.1	M	1.1	M	1.1	M
Please see important note of explanation on non-GAAP financial measures below, including a detailed reconciliation between GAAP and non-GAAP information in the tables included herein.

(1)
Revenues are attributed to geographic areas based on product delivery location. Since some OEM partners take delivery of Brocade products domestically and then ship internationally to their end users, the percentage of international revenues based on end-user location would likely be higher.

(2)	SAN and IP Networking business revenues include product, support, and services revenues.

(3)
Business revenue by use category is estimated based on analysis of the information the Company collects in its sales management system. The estimated percentage of revenue by use category may fluctuate quarter-to-quarter due to seasonality and the timing of large customer orders.

(4)	Data Center includes enterprise, service provider, and government data center revenues.

(5)	Adjusted EBITDA is as defined in the Company’s credit agreement.

Non-GAAP Financial Measures
This press release contains non-GAAP financial measures. In evaluating Brocade’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.
Management believes that non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade’s comparative operating performance both from period to period, and relative to its competitors’ operating results. Management also believes these non-GAAP financial measures help with the determination of Brocade’s baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with Brocade’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade’s ongoing operating results;

•	the ability to make more meaningful comparisons of Brocade’s operating performance against its industry and competitor companies;

•	the ability to better identify trends in Brocade’s underlying business and to perform related trend analysis;

•	a better understanding of how management plans and measures Brocade’s underlying business; and

•	an easier way to compare Brocade’s most recent results of operations against investor and analyst financial models.
Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or events that arise outside the ordinary course of Brocade’s continuing operations. Management believes that it is appropriate to evaluate Brocade’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include, but are not limited to: (i) legal provision associated with certain pre-acquisition litigation, (ii) call premium cost and write-off of original issue discount and debt issuance costs related to lenders that did not participate in refinancing, (iii) settlement gain associated with certain pre-acquisition-related litigation, (iv) restructuring, goodwill impairment, and other related costs, (v) gain on sale of network adapter business, (vi) gain on sale of non-marketable equity investment, and (vii) specific non-cash and non-recurring tax benefits or detriments.
Management also excludes the following non-cash charges in determining non-GAAP net income (i) stock-based compensation expense and (ii) amortization of purchased intangible assets. Because of varying use of valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management also believes that the exclusion of expense associated with the amortization of acquisition-related intangible assets is appropriate because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and the exclusion of amortization expense allows comparisons of operating results that are consistent over time for Brocade’s newly acquired and long-held businesses.
Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.
Limitations These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the company. Management compensates for these limitations by also considering Brocade’s GAAP results. The non-GAAP financial measures that Brocade uses are not prepared in accordance with, and should not be considered an alternative to measurements required by GAAP, such as operating income, net income and net income per share, and should not be considered measurements of Brocade’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies.

Cautionary Statement
This press release contains statements that are forward-looking in nature, including statements regarding Brocade’s strategy, operational performance and prospects for revenue growth. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, changes in IT spending levels in one or more of our target markets, Brocade’s ability to execute on its sale strategy, and the effect of increasing market competition and changes in the industry. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Quarterly Report on Form 10-Q for the fiscal quarter ended August 2, 2014, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 26, 2013. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.
About Brocade
Brocade (NASDAQ: BRCD) networking solutions help the world’s leading organizations transition smoothly to a world where applications and information reside anywhere. (www.brocade.com)

ADX, Brocade, Brocade Assurance, the B-wing symbol, DCX, Fabric OS, HyperEdge, ICX, MLX, MyBrocade, OpenScript, VCS, VDX, and Vyatta are registered trademarks, and The Effortless Network and The On-Demand Data Center are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. Other brands, products, or service names mentioned may be trademarks of others.

© 2014 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended		For the Year Ended
	November 1, 2014	October 26, 2013	November 1, 2014	October 26, 2013
	(In thousands, except per share amounts)
Net revenues:
Product	$476,905	$468,581	$1,852,187	$1,870,567
Service	87,453	90,219	359,080	352,297
Total net revenues	564,358	558,800	2,211,267	2,222,864
Cost of revenues:
Product	151,025	158,947	592,441	658,362
Service	36,215	37,213	153,033	155,623
Total cost of revenues	187,240	196,160	745,474	813,985
Gross margin	377,118	362,640	1,465,793	1,408,879
Operating expenses:
Research and development	83,687	89,433	345,549	378,521
Sales and marketing	144,991	134,090	554,515	567,637
General and administrative	21,546	16,878	84,941	74,518
Amortization of intangible assets	135	13,125	10,280	54,256
Restructuring, goodwill impairment, and other related costs	229	25,464	89,280	25,464
Gain on sale of network adapter business	—	—	(4,884)	—
Total operating expenses	250,588	278,990	1,079,681	1,100,396
Income from operations	126,530	83,650	386,112	308,483
Interest expense	(9,151)	(9,214)	(36,757)	(55,261)
Interest and other income, net	323	458	4,266	77,239
Income before income tax	117,702	74,894	353,621	330,461
Income tax expense	34,283	10,661	115,650	121,838
Net income	$83,419	$64,233	$237,971	$208,623
Net income per share—basic	$0.19	$0.14	$0.55	$0.46
Net income per share—diluted	$0.19	$0.14	$0.53	$0.45
Shares used in per share calculation—basic	431,843	444,642	435,258	450,516
Shares used in per share calculation—diluted	441,649	460,237	446,859	463,705

Cash dividends declared per share	$0.035	$—	$0.07	$—

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Three Months Ended		For the Year Ended
	November 1, 2014	October 26, 2013	November 1, 2014	October 26, 2013
	(In thousands)
Net income	$83,419	$64,233	$237,971	$208,623
Other comprehensive income and loss, net of tax:
Unrealized gains (losses) on cash flow hedges:
Change in unrealized gains and losses	(1,953)	1,250	(1,939)	(1,748)
Net gains and losses reclassified into earnings	(18)	(162)	(235)	(376)
Net unrealized gains (losses) on cash flow hedges	(1,971)	1,088	(2,174)	(2,124)
Foreign currency translation adjustments	(3,480)	2,156	(3,196)	(1,456)
Total other comprehensive income (loss)	(5,451)	3,244	(5,370)	(3,580)
Total comprehensive income	$77,968	$67,477	$232,601	$205,043

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	November 1, 2014	October 26, 2013
	(In thousands, except par value)
ASSETS
Current assets:
Cash and cash equivalents	$1,255,017	$986,997
Accounts receivable, net of allowances for doubtful accounts of $80 and $575 at November 1, 2014, and October 26, 2013, respectively	224,913	249,598
Inventories	38,718	45,344
Deferred tax assets	92,692	98,018
Prepaid expenses and other current assets	46,665	42,846
Total current assets	1,658,005	1,422,803
Property and equipment, net	445,433	472,940
Goodwill	1,567,723	1,645,437
Intangible assets, net	26,658	40,258
Non-current deferred tax assets	605	1,585
Other assets	35,251	38,368
Total assets	$3,733,675	$3,621,391
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$93,705	$88,218
Accrued employee compensation	169,018	145,996
Deferred revenue	239,993	226,696
Other accrued liabilities	84,592	99,753
Total current liabilities	587,308	560,663
Long-term debt, net of current portion	595,450	596,208
Non-current deferred revenue	71,746	76,426
Non-current income tax liability	39,647	38,680
Non-current deferred tax liabilities	27,153	—
Other non-current liabilities	4,310	2,601
Total liabilities	1,325,614	1,274,578
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.001 par value, 800,000 shares authorized:
Issued and outstanding: 431,470 and 445,285 shares at November 1, 2014, and October 26, 2013, respectively	431	445
Additional paid-in capital	1,774,197	1,915,152
Accumulated other comprehensive loss	(18,814)	(13,444)
Retained earnings	652,247	444,660
Total stockholders’ equity	2,408,061	2,346,813
Total liabilities and stockholders’ equity	$3,733,675	$3,621,391

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended
	November 1, 2014	October 26, 2013
	(In thousands)
Cash flows from operating activities:
Net income	$83,419	$64,233
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax (benefits) detriments from stock-based compensation	(26,865)	3,720
Depreciation and amortization	20,277	45,109
Loss on disposal of property and equipment	1,788	2,679
Amortization of debt issuance costs and original issue discount	295	277
Net gain on sale of investment	(50)	—
Provision for doubtful accounts receivable and sales allowances	2,043	2,324
Non-cash stock-based compensation expense	23,700	16,527
Changes in assets and liabilities:
Accounts receivable	(35,140)	(33,459)
Inventories	1,869	5,258
Prepaid expenses and other assets	(6,188)	3,016
Deferred tax assets	(934)	4,481
Accounts payable	6,748	(7,118)
Accrued employee compensation	26,754	24,598
Deferred revenue	12,672	2,649
Other accrued liabilities	48,198	20,026
Restructuring liabilities	(733)	15,449
Net cash provided by operating activities	157,853	169,769
Cash flows from investing activities:
Proceeds from sale of non-marketable equity investment	50	—
Purchases of property and equipment	(13,559)	(10,422)
Proceeds from collection of note receivable	—	70,000
Net cash paid in connection with acquisition	(16,900)	—
Net cash provided by (used in) investing activities	(30,409)	59,578
Cash flows from financing activities:
Payment of principal related to capital leases	(103)	(91)
Common stock repurchases	(32,820)	(52,640)
Proceeds from issuance of common stock	2,701	21,913
Payment of cash dividends to stockholders	(15,114)	—
Excess tax benefits (detriments) from stock-based compensation	26,865	(3,720)
Net cash used in financing activities	(18,471)	(34,538)
Effect of exchange rate fluctuations on cash and cash equivalents	(3,343)	2,095
Net increase in cash and cash equivalents	105,630	196,904
Cash and cash equivalents, beginning of period	1,149,387	790,093
Cash and cash equivalents, end of period	$1,255,017	$986,997

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Year Ended
	November 1, 2014	October 26, 2013
	(In thousands)
Cash flows from operating activities:
Net income	$237,971	$208,623
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax benefits from stock-based compensation	(64,563)	(3,189)
Write-off of original issue discount and debt issuance costs related to lenders that did not participate in refinancing	—	5,360
Depreciation and amortization	100,647	184,114
Loss on disposal of property and equipment	5,118	6,709
Gain on sale of network adapter business	(4,884)	—
Amortization of debt issuance costs and original issue discount	1,151	1,214
Net gain on sale of investments	(5,292)	—
Provision for doubtful accounts receivable and sales allowances	7,563	9,221
Non-cash stock-based compensation expense	84,914	73,618
Non-cash tax charges	—	78,206
Goodwill impairment charge	83,382	—
Changes in assets and liabilities:
Accounts receivable	17,121	(25,509)
Inventories	6,626	24,173
Prepaid expenses and other assets	(10,984)	(66,001)
Deferred tax assets	(887)	4,825
Accounts payable	2,339	(28,862)
Accrued employee compensation	(11,382)	(57,859)
Deferred revenue	8,652	8,599
Other accrued liabilities	96,376	12,944
Restructuring liabilities	(12,271)	14,843
Net cash provided by operating activities	541,597	451,029
Cash flows from investing activities:
Purchases of non-marketable equity investments	(223)	—
Proceeds from sale of non-marketable equity investments	10,798	—
Purchases of property and equipment	(54,734)	(52,371)
Proceeds from collection of note receivable	250	70,000
Proceeds from sale of network adapter business	9,995	—
Net cash paid in connection with acquisitions	(16,900)	(44,629)
Net cash used in investing activities	(50,814)	(27,000)
Cash flows from financing activities:
Payment of debt issuance costs related to senior unsecured notes	—	(992)
Payment of principal related to senior secured notes	—	(300,000)
Payment of principal related to capital leases	(2,485)	(1,627)
Common stock repurchases	(335,380)	(240,000)
Proceeds from issuance of common stock	83,994	93,771
Payment of cash dividends to stockholders	(30,384)	—
Proceeds from senior unsecured notes	—	296,250
Excess tax benefits from stock-based compensation	64,563	3,189
Net cash used in financing activities	(219,692)	(149,409)
Effect of exchange rate fluctuations on cash and cash equivalents	(3,071)	(849)
Net increase in cash and cash equivalents	268,020	273,771
Cash and cash equivalents, beginning of year	986,997	713,226
Cash and cash equivalents, end of year	$1,255,017	$986,997

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended
	November 1, 2014	August 2, 2014	October 26, 2013
	(In thousands, except per share amounts)
Non-GAAP adjustments
Stock-based compensation expense included in cost of revenues	$4,225	$4,121	$3,174
Amortization of intangible assets expense included in cost of revenues	600	552	9,650
Total gross margin impact from non-GAAP adjustments	4,825	4,673	12,824

Stock-based compensation expense included in research and development	5,527	4,350	4,304
Stock-based compensation expense included in sales and marketing	8,832	7,592	6,104
Stock-based compensation expense included in general and administrative	5,116	5,511	2,945
Amortization of intangible assets expense included in operating expenses	135	131	13,125
Restructuring and other related costs	229	131	25,464
Total operating income impact from non-GAAP adjustments	24,664	22,388	64,766

Gain on sale of non-marketable equity investment	—	(5,242)	—
Income tax effect of non-tax adjustments	(3,587)	(2,005)	(19,506)
Total net income impact from non-GAAP adjustments	$21,077	$15,141	$45,260

Gross margin reconciliation
GAAP gross margin	$377,118	$361,713	$362,640
Total gross margin impact from non-GAAP adjustments	4,825	4,673	12,824
Non-GAAP gross margin	$381,943	$366,386	$375,464
GAAP gross margin, as a percent of total net revenues	66.8%	66.3%	64.9%
Non-GAAP gross margin, as a percent of total net revenues	67.7%	67.2%	67.2%

Operating income reconciliation
GAAP operating income	$126,530	$117,897	$83,650
Total operating income impact from non-GAAP adjustments	24,664	22,388	64,766
Non-GAAP operating income	$151,194	$140,285	$148,416
GAAP operating income, as a percent of total net revenues	22.4%	21.6%	15.0%
Non-GAAP operating income, as a percent of total net revenues	26.8%	25.7%	26.6%

Net income and net income per share reconciliation
Net income on a GAAP basis	$83,419	$87,352	$64,233
Total net income impact from non-GAAP adjustments	21,077	15,141	45,260
Non-GAAP net income	$104,496	$102,493	$109,493
Non-GAAP net income per share—basic	$0.24	$0.24	$0.25
Non-GAAP net income per share—diluted	$0.24	$0.23	$0.24
Shares used in non-GAAP per share calculation—basic	431,843	432,448	444,642
Shares used in non-GAAP per share calculation—diluted	441,649	441,789	460,237

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL MEASURES
(Unaudited)

	For the Year Ended
	November 1, 2014	October 26, 2013
	(In thousands, except per share amounts)
Non-GAAP adjustments
Stock-based compensation expense included in cost of revenues	$14,962	$14,519
Amortization of intangible assets expense included in cost of revenues	8,010	39,731
Legal provision associated with certain pre-acquisition litigation	—	3,460
Total gross margin impact from non-GAAP adjustments	22,972	57,710

Stock-based compensation expense included in research and development	18,635	17,509
Stock-based compensation expense included in sales and marketing	31,651	29,425
Stock-based compensation expense included in general and administrative	19,666	12,165
Amortization of intangible assets expense included in operating expenses	10,280	54,256
Restructuring, goodwill impairment, and other related costs	89,280	25,464
Gain on sale of network adapter business	(4,884)	—
Total operating income impact from non-GAAP adjustments	187,600	196,529

Call premium cost and original issue discount and debt issuance costs related to lenders that did not participate in refinancing	—	15,299
Gain on A10 litigation settlement, net	—	(76,816)
Gain on sale of non-marketable equity investment	(5,242)	—
Tax provision impact from passage of California Proposition 39 - Single Sales Factor apportionment	—	78,206
Income tax effect of non-tax adjustments	(17,643)	(48,891)
Total net income impact from non-GAAP adjustments	$164,715	$164,327

Gross margin reconciliation
GAAP gross margin	$1,465,793	$1,408,879
Total gross margin impact from non-GAAP adjustments	22,972	57,710
Non-GAAP gross margin	$1,488,765	$1,466,589
GAAP gross margin, as a percent of total net revenues	66.3%	63.4%
Non-GAAP gross margin, as a percent of total net revenues	67.3%	66.0%

Operating income reconciliation
GAAP operating income	$386,112	$308,483
Total operating income impact from non-GAAP adjustments	187,600	196,529
Non-GAAP operating income	$573,712	$505,012
GAAP operating income, as a percent of total net revenues	17.5%	13.9%
Non-GAAP operating income, as a percent of total net revenues	25.9%	22.7%

Net income and net income per share reconciliation
Net income on a GAAP basis	$237,971	$208,623
Total net income impact from non-GAAP adjustments	164,715	164,327
Non-GAAP net income	$402,686	$372,950

Non-GAAP net income per share—basic	$0.93	$0.83
Non-GAAP net income per share—diluted	$0.90	$0.80
Shares used in non-GAAP per share calculation—basic	435,258	450,516
Shares used in non-GAAP per share calculation—diluted	446,859	463,705